Exhibit 4.2

Execution Version

ENERGY TRANSFER OPERATING, L.P.,

as Issuer,

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.,

as Guarantor,

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

THIRD SUPPLEMENTAL INDENTURE

Dated as of March 25, 2019

to

Indenture dated as of June 8, 2018

7.500% Senior Notes due 2020

4.250% Senior Notes due 2023

5.875% Senior Notes due 2024

5.500% Senior Notes due 2027

i

THIS THIRD SUPPLEMENTAL INDENTURE, dated as of March 25, 2019 (the “Third Supplemental Indenture”), is among Energy Transfer Operating, L.P. (formerly known as Energy Transfer Partners, L.P.), a Delaware limited partnership (the “Partnership”), Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (the “Guarantor”), and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”).

WHEREAS, the Partnership, the Guarantor and the Trustee have heretofore executed and delivered an Indenture, dated as of June 8, 2018 (the “Base Indenture” and, as supplemented by this Third Supplemental Indenture, the “Indenture”), providing for the issuance by the Partnership from time to time of its debentures, notes, bonds or other evidences of indebtedness to be issued in one or more series unlimited as to principal amount (the “Debt Securities”), and the guarantee of the Debt Securities (the “Guarantee”) by one or more of the Subsidiary Guarantors (including the Guarantor);

WHEREAS, the Partnership has duly authorized and desires to cause to be established pursuant to the Base Indenture and this Third Supplemental Indenture four new series of Debt Securities designated as follows: the “7.500% Senior Notes due 2020” (the “2020 Notes”); the “4.250% Senior Notes due 2023” (the “2023 Notes”); the “5.875% Senior Notes due 2024” (the “2024 Notes”); and the “5.500% Senior Notes due 2027” (the “2027 Notes” and, together with the 2020 Notes, the 2023 Notes and the 2024 Notes, the “Notes”);

WHEREAS, Sections 2.01 and 2.03 of the Base Indenture permit the execution of indentures supplemental thereto to establish the form and terms of Debt Securities of any series;

WHEREAS, pursuant to Section 9.01 of the Base Indenture, the Partnership has requested that the Trustee join in the execution of this Third Supplemental Indenture to establish the form and terms of the Notes; and

WHEREAS, all things necessary have been done to make the Notes, when executed and delivered by the Partnership and authenticated and delivered by the Trustee hereunder and under the Base Indenture and duly issued by the Partnership, and the Guarantee of the Guarantor, when the Notes are duly issued by the Partnership, the valid obligations of the Partnership and the Guarantor, respectively, and to make this Third Supplemental Indenture a valid agreement of the Partnership and the Guarantor enforceable in accordance with its terms.

NOW, THEREFORE, the Partnership, the Guarantor and the Trustee hereby agree that the following provisions shall supplement the Base Indenture:

ARTICLE I

DEFINITIONS

SECTION 1.1 Generally.

(a)    Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Base Indenture.

(b)    The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

SECTION 1.2 Definition of Certain Terms.

For all purposes of this Third Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings:

“2023 Notes Early Call Date” means December 15, 2022.

“2024 Notes Early Call Date” means October 15, 2023.

“2027 Notes Early Call Date” means March 1, 2027.

“Attributable Indebtedness,” when used with respect to any Sale-Leaseback Transaction (as defined in Section 5.2 hereof), means, as at the time of determination, the present value (discounted at the rate set forth or implicit in the terms of the lease included in such transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items that do not constitute payments for property rights) during the remaining term of the lease included in such Sale-Leaseback Transaction (including any period for which such lease has been extended). In the case of any lease that is terminable by the lessee upon the payment of a penalty or other termination payment, such amount shall be the lesser of the amount determined assuming termination upon the first date such lease may be terminated (in which case the amount shall also include the amount of the penalty or termination payment, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the amount determined assuming no such termination.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the applicable series of Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the applicable series of Notes to be redeemed; provided, however, that if no maturity is within three months before or after the maturity date for such Notes, yields for the two published maturities most closely corresponding to such United States Treasury security will be determined and the treasury rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all such quotations.

“Consolidated Net Tangible Assets” means, at any date of determination, the total amount of assets of the Partnership and its consolidated Subsidiaries after deducting therefrom:

(1)    all current liabilities (excluding (A) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than twelve months after the time as of which the amount thereof is being computed, and (B) current maturities of long-term debt); and

(2)    the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents and other like intangible assets, all as set forth, or on a pro forma basis would be set forth, on the consolidated balance sheet of the Partnership and its consolidated Subsidiaries for the Partnership’s most recently completed fiscal quarter for which financial statements have been filed with the SEC, prepared in accordance with generally accepted accounting principles.

“Credit Agreement” means the Credit Agreement, dated as of December 1, 2017, among the Partnership, Wells Fargo Bank, National Association, as Administrative Agent, and the other agents and lenders party thereto, and as further amended, restated, refinanced, replaced or refunded from time to time.

“Early Call Date” means, with respect to the 2023 Notes, the 2024 Notes and the 2027 Notes, the 2023 Notes Early Call Date, the 2024 Notes Early Call Date and the 2027 Notes Early Call Date, respectively.

“Indebtedness” of any Person at any date means any obligation created or assumed by such Person for the repayment of borrowed money or any guaranty thereof.

“Independent Investment Banker” means any of Citigroup Global Markets Inc., J.P. Morgan Securities LLC and TD Securities (USA) LLC (and their respective successors) or, if any such firm is not willing and able to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Partnership.

“Permitted Liens” means:

(1)    liens upon rights-of-way for pipeline purposes;

(2)    easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of real property or minor imperfections in title thereto and which do not in the aggregate materially adversely affect the value of the properties encumbered thereby or materially impair their use in the operation of the business of the Partnership and its Subsidiaries;

(3)    rights reserved to or vested by any provision of law in any municipality or public authority to control or regulate any of the properties of the Partnership or any Subsidiary or the use thereof or the rights and interests of the Partnership or any Subsidiary therein, in any manner under any and all laws;

(4)    rights reserved to the grantors of any properties of the Partnership or any Subsidiary, and the restrictions, conditions, restrictive covenants and limitations, in respect thereto, pursuant to the terms, conditions and provisions of any rights-of-way agreements, contracts or other agreements therewith;

(5)    any statutory or governmental lien or lien arising by operation of law, or any mechanics’, repairmen’s, materialmen’s, suppliers’, carriers’, landlords’, warehousemen’s or similar lien incurred in the ordinary course of business which is not more than sixty (60) days past due or which is being contested in good faith by appropriate proceedings and any undetermined lien which is incidental to construction, development, improvement or repair;

(6)    any right reserved to, or vested in, any municipality or public authority by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to purchase or recapture or to designate a purchaser of, any property;

(7)    liens for taxes and assessments which are (a) for the then current year, (b) not at the time delinquent, or (c) delinquent but the validity or amount of which is being contested at the time by the Partnership or any of its Subsidiaries in good faith by appropriate proceedings;

(8)    liens of, or to secure performance of, leases, other than capital leases;

(9)    any lien in favor of the Partnership or any Subsidiary;

(10)    any lien upon any property or assets of the Partnership or any Subsidiary in existence on the date of the initial issuance of the Notes;

(11)    any lien incurred in the ordinary course of business in connection with workmen’s compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations;

(12)    liens in favor of any Person to secure obligations under provisions of any letters of credit, bank guarantees, bonds or surety obligations required or requested by any governmental authority in connection with any contract or statute, provided that such obligations do not constitute Indebtedness; or any lien upon or deposits of any assets to secure performance of bids, trade contracts, leases or statutory obligations, and other obligations of a like nature incurred in the ordinary course of business;

(13)    any lien upon any property or assets created at the time of acquisition of such property or assets by the Partnership or any of its Subsidiaries or within one year after such time to secure all or a portion of the purchase price for such property or assets or debt incurred to finance such purchase price, whether such debt was incurred prior to, at the time of or within one year after the date of such acquisition;

(14)    any lien upon any property or assets to secure all or part of the cost of construction, development, repair or improvements thereon or to secure Indebtedness incurred prior to, at the time of, or within one year after completion of such construction, development, repair or improvements or the commencement of full operations thereof (whichever is later), to provide funds for any such purpose;

(15)    any lien upon any property or assets existing thereon at the time of the acquisition thereof by the Partnership or any of its Subsidiaries and any lien upon any property or assets of a Person existing thereon at the time such Person becomes a Subsidiary of the Partnership by acquisition, merger or otherwise; provided that, in each case, such lien only encumbers the property or assets so acquired or owned by such Person at the time such Person becomes a Subsidiary;

(16)    liens imposed by law or order as a result of any proceeding before any court or regulatory body that is being contested in good faith, and liens which secure a judgment or other court-ordered award or settlement as to which the Partnership or the applicable Subsidiary has not exhausted its appellate rights;

(17)    any extension, renewal, refinancing, refunding or replacement (or successive extensions, renewals, refinancing, refunding or replacements) of liens, in whole or in part, referred to in clauses (1) through (16) above; provided, however, that any such extension, renewal, refinancing, refunding or replacement lien shall be limited to the property or assets covered by the lien extended, renewed, refinanced, refunded or replaced and that the obligations secured by any such extension, renewal, refinancing, refunding or replacement lien shall be in an amount not greater than the amount of the obligations secured by the lien extended, renewed, refinanced, refunded or replaced and any expenses of the Partnership or its Subsidiaries (including any premium) incurred in connection with such extension, renewal, refinancing, refunding or replacement; or

(18)    any lien resulting from the deposit of moneys or evidence of indebtedness in trust for the purpose of defeasing Indebtedness of the Partnership or any of its Subsidiaries.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization, government or any agency, or political subdivision thereof or any other entity.

“Principal Property” means, whether owned or leased on the date hereof or thereafter acquired:

(1)    any pipeline assets of the Partnership or any of its Subsidiaries, including any related facilities employed in the gathering, transportation, distribution, storage or marketing of natural gas, refined petroleum products, natural gas liquids and petrochemicals, that are located in the United States of America or any territory or political subdivision thereof; and

(2)    any processing, compression, treating, blending or manufacturing plant or terminal owned or leased by the Partnership or any of its Subsidiaries that is located in the United States or any territory or political subdivision thereof, except in the case of either of the preceding clause (1) or this clause (2):

(a)    any such assets consisting of inventories, furniture, office fixtures and equipment (including data processing equipment), vehicles and equipment used on, or useful with, vehicles; and

(b)    any such assets which, in the opinion of the board of directors of the general partner of the General Partner are not material in relation to the activities of the Partnership and its Subsidiaries taken as a whole.

“Reference Treasury Dealer” means a primary U.S. government securities dealer in the United States selected by each of Citigroup Global Markets Inc., J.P. Morgan Securities LLC and TD Securities (USA) LLC or an affiliate or successor of the foregoing, and, at the option of the Partnership, one or more additional primary U.S. government securities dealers in the United States; provided, however, that if any of the foregoing shall resign as a Reference Treasury Dealer or cease to be a U.S. government securities dealer, the Partnership will substitute therefor another primary U.S. government securities dealer in the United States.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for a series of Notes, an average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for such series of Notes to be redeemed (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Restricted Subsidiary” means any Subsidiary owning or leasing, directly or indirectly through ownership in another Subsidiary, any Principal Property.

“Subsidiary Guarantor” means each Subsidiary of the Partnership that guarantees the Notes pursuant to the terms of the Indenture but only so long as such Subsidiary is a guarantor with respect to the Notes on the terms provided for in the Indenture.

“Treasury Yield” means, with respect to any Redemption Date applicable to the Notes to be redeemed, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such Redemption Date.

ARTICLE II

GENERAL TERMS OF THE NOTES

SECTION 2.1 Form.

The 2020 Notes, the 2023 Notes, 2024 Notes and the 2027 Notes and the Trustee’s certificates of authentication shall be substantially in the form of Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4, respectively, to this Third Supplemental Indenture, which are hereby incorporated into this Third Supplemental Indenture. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Third Supplemental Indenture and, to the extent applicable, the Partnership, the Guarantor and the Trustee, by their execution and delivery of this Third Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

Each series of Notes shall be issued upon original issuance in whole in the form of one or more Global Securities (the “Book-Entry Notes”). Each Book-Entry Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.

The Partnership initially appoints The Depository Trust Company to act as Depositary with respect to the Book-Entry Notes.

SECTION 2.2 Title, Amount and Payment of Principal and Interest.

(a)    The 2020 Notes shall be entitled the “7.500% Senior Notes due 2020”. The Trustee shall authenticate and deliver (i) the 2020 Notes for original issue on the date hereof (the “Original 2020 Notes”) in the aggregate principal amount of $1,128,540,000, and (ii) additional 2020 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Partnership Order described in this sentence, in each case upon a Partnership Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.04 of the Base Indenture. Such Partnership Order shall specify the amount of the 2020 Notes to be authenticated, the date on which the original issue of 2020 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The aggregate principal amount of 2020 Notes that may be outstanding at any time may not exceed $1,128,540,000 plus such additional principal amounts as may be issued and authenticated pursuant to clause (ii) of this paragraph (except as provided in Section 2.09 of the Base Indenture). The Original 2020 Notes and any additional 2020 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Debt Securities for all purposes under the Indenture.

The principal amount of each 2020 Note shall be payable on October 15, 2020. Each 2020 Note shall bear interest from October 15, 2018, or the most recent date to which interest has been paid, at the fixed rate of 7.500% per annum. The dates on which interest on the 2020 Notes shall be payable shall be April 15 and October 15 of each year (the “2020 Interest Payment Dates”), commencing April 15, 2019. The regular record date for interest payable on the 2020 Notes on any 2020 Interest Payment Date shall be April 1 or October 1, as the case may be, next preceding such 2020 Interest Payment Date.

Payments of principal of, premium, if any, on, and interest due on the 2020 Notes representing Book-Entry Notes on any 2020 Interest Payment Date or at maturity will be made available to the Trustee by 10:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the Trustee by 10:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2020 Interest Payment Date for the period from and after such 2020 Interest Payment Date and the date of payment. As soon as possible thereafter, the Trustee will make such payments to the Depositary.

(b)    The 2023 Notes shall be entitled the “4.250% Senior Notes due 2023”. The Trustee shall authenticate and deliver (i) the 2023 Notes for original issue on the date hereof (the “Original 2023 Notes”) in the aggregate principal amount of $993,153,000, and (ii) additional 2023 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Partnership Order described in this sentence, in each case upon a Partnership Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.04 of the Base Indenture. Such Partnership Order shall specify the amount of the 2023 Notes to be authenticated, the date on which the original issue of 2023 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The aggregate principal amount of 2023 Notes that may be outstanding at any time may not exceed $993,153,000 plus such additional principal amounts as may be issued and authenticated pursuant to clause (ii) of this paragraph (except as provided in Section 2.09 of the Base Indenture). The Original 2023 Notes and any additional 2023 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Debt Securities for all purposes under the Indenture.

The principal amount of each 2023 Note shall be payable on March 15, 2023. Each 2023 Note shall bear interest from March 15, 2019, or the most recent date to which interest has been paid, at the fixed rate of 4.250% per annum. The dates on which interest on the 2023 Notes shall be payable shall be March 15 and September 15 of each year (the “2023 Interest Payment Dates”), commencing September 15, 2019. The regular record date for interest payable on the 2023 Notes on any 2023 Interest Payment Date shall be March 1 or September 1, as the case may be, next preceding such 2023 Interest Payment Date.

Payments of principal of, premium, if any, on, and interest due on the 2023 Notes representing Book-Entry Notes on any 2023 Interest Payment Date or at maturity will be made available to the Trustee by 10:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the Trustee by 10:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2023 Interest Payment Date for the period from and after such 2023 Interest Payment Date and the date of payment. As soon as possible thereafter, the Trustee will make such payments to the Depositary.

(c)    The 2024 Notes shall be entitled the “5.875% Senior Notes due 2024”. The Trustee shall authenticate and deliver (i) the 2024 Notes for original issue on the date hereof (the “Original 2024 Notes”) in the aggregate principal amount of $1,127,484,000, and (ii) additional 2024 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Partnership Order described in this sentence, in each case upon a Partnership Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.04 of the Base Indenture. Such Partnership Order shall specify the amount of the 2024 Notes to be authenticated, the date on which the original issue of 2024 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The aggregate principal amount of 2024 Notes that may be outstanding at any time may not exceed $1,127,484,000 plus such additional principal amounts as may be issued and authenticated pursuant to clause (ii) of this paragraph (except as provided in Section 2.09 of the Base Indenture). The Original 2024 Notes and any additional 2024 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Debt Securities for all purposes under the Indenture.

The principal amount of each 2024 Note shall be payable on January 15, 2024. Each 2024 Note shall bear interest from January 15, 2019, or the most recent date to which interest has been paid, at the fixed rate of 5.875% per annum. The dates on which interest on the 2024 Notes shall be payable shall be January 15 and July 15 of each year (the “2024 Interest Payment

Dates”), commencing July 15, 2019. The regular record date for interest payable on the 2024 Notes on any 2024 Interest Payment Date shall be January 1 or July 1, as the case may be, next preceding such 2024 Interest Payment Date.

Payments of principal of, premium, if any, on, and interest due on the 2024 Notes representing Book-Entry Notes on any 2024 Interest Payment Date or at maturity will be made available to the Trustee by 10:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the Trustee by 10:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2024 Interest Payment Date for the period from and after such 2024 Interest Payment Date and the date of payment. As soon as possible thereafter, the Trustee will make such payments to the Depositary.

(d)    The 2027 Notes shall be entitled the “5.500% Senior Notes due 2027”. The Trustee shall authenticate and deliver (i) the 2027 Notes for original issue on the date hereof (the “Original 2027 Notes”) in the aggregate principal amount of $955,955,000, and (ii) additional 2027 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Partnership Order described in this sentence, in each case upon a Partnership Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.04 of the Base Indenture. Such Partnership Order shall specify the amount of the 2027 Notes to be authenticated, the date on which the original issue of 2027 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The aggregate principal amount of 2027 Notes that may be outstanding at any time may not exceed $955,955,000 plus such additional principal amounts as may be issued and authenticated pursuant to clause (ii) of this paragraph (except as provided in Section 2.09 of the Base Indenture). The Original 2027 Notes and any additional 2027 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Debt Securities for all purposes under the Indenture.

The principal amount of each 2027 Note shall be payable on June 1, 2027. Each 2027 Note shall bear interest from December 1, 2018, or the most recent date to which interest has been paid, at the fixed rate of 5.500% per annum. The dates on which interest on the 2027 Notes shall be payable shall be June 1 and December 1 of each year (the “2027 Interest Payment Dates”), commencing June 1, 2019. The regular record date for interest payable on the 2027 Notes on any 2027 Interest Payment Date shall be May 15 or November 15, as the case may be, next preceding such 2027 Interest Payment Date.

Payments of principal of, premium, if any, on, and interest due on the 2027 Notes representing Book-Entry Notes on any 2027 Interest Payment Date or at maturity will be made available to the Trustee by 10:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the Trustee by 10:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2027 Interest Payment Date for the period from and after such 2027 Interest Payment Date and the date of payment. As soon as possible thereafter, the Trustee will make such payments to the Depositary.

SECTION 2.3 Transfer and Exchange.

The transfer and exchange of Book-Entry Notes or beneficial interests therein shall be effected through the Depositary, in accordance with Section 2.17 of the Base Indenture and Article II of this Third Supplemental Indenture (including the restrictions on transfer set forth therein and herein) and the rules and procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth therein and herein to the extent required by the Securities Act of 1933, as amended.

ARTICLE III

GUARANTY; FUTURE SUBSIDIARY GUARANTEES

SECTION 3.1 Guarantee.

In accordance with Article X of the Base Indenture, the Notes will be fully, unconditionally and absolutely guaranteed on an unsecured, unsubordinated basis by the Guarantor. Initially, there will not be any other Subsidiary Guarantors.

SECTION 3.2 Future Subsidiary Guarantors.

If any Subsidiary of the Partnership that is not then a Subsidiary Guarantor guarantees, becomes a co-obligor with respect to or otherwise provides direct credit support for any obligations of the Partnership or any of its other Subsidiaries under the Credit Agreement, then the Partnership shall cause such Subsidiary to promptly execute and deliver to the Trustee a supplemental indenture in a form satisfactory to the Trustee pursuant to which such Subsidiary will Guarantee the Partnership’s obligations with respect to the Notes and under the Indenture.

SECTION 3.3 Release of Guarantees.

In addition to the provisions of Section 10.04(a) of the Base Indenture, if no Default shall have occurred and shall be continuing under the Indenture, and to the extent not otherwise prohibited by the Indenture, any Guarantee incurred by a Subsidiary Guarantor shall be unconditionally released and discharged following delivery of a written notice by the Partnership to the Trustee, upon the release of all guarantees or other obligations of such Subsidiary Guarantor with respect to the obligations of the Partnership or any of its Subsidiaries under the Credit Agreement.

ARTICLE IV

REDEMPTION

SECTION 4.1 Optional Redemption of 2020 Notes.

(a)    The 2020 Notes are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a Redemption Price equal to the greater of: (i) 100% of the principal amount of the 2020 Notes to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the interest rate in effect on the date of calculation of the Redemption Price) on the 2020 Notes to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points; plus, in either case of clause (i) or clause (ii), accrued and unpaid interest thereon, to, but excluding, the Redemption Date.

SECTION 4.2 Optional Redemption of 2023 Notes.

(a)    Prior to the 2023 Notes Early Call Date, the 2023 Notes are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a Redemption Price equal to the greater of: (i) 100% of the principal amount of the 2023 Notes to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the interest rate in effect on the date of calculation of the Redemption Price) on the 2023 Notes to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points; plus, in either case of clause (i) or clause (ii), accrued and unpaid interest thereon, to, but excluding, the Redemption Date.

(b)    At any time on or after the 2023 Notes Early Call Date, the 2023 Notes are redeemable in whole or in part, at the option of the Partnership, at a Redemption Price equal to 100% of the principal amount of the 2023 Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

SECTION 4.3 Optional Redemption of 2024 Notes.

(a)    Prior to the 2024 Notes Early Call Date, the 2024 Notes are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a Redemption Price equal to the greater of: (i) 100% of the principal amount of the 2024 Notes to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the interest rate in effect on the date of calculation of the Redemption Price) on the 2024 Notes to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points; plus, in either case of clause (i) or clause (ii), accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(b)    At any time on or after the 2024 Notes Early Call Date, the 2024 Notes are redeemable in whole or in part, at the option of the Partnership, at a Redemption Price equal to 100% of the principal amount of the 2024 Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

SECTION 4.4 Optional Redemption of 2027 Notes.

(a)    Prior to the 2027 Notes Early Call Date, the 2027 Notes are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a Redemption Price equal to the greater of: (i) 100% of the principal amount of the 2027 Notes to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the interest rate in effect on the date of calculation of the Redemption Price) on the 2027 Notes to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points; plus, in either case of clause (i) or clause (ii), accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(b)    At any time on or after the 2027 Notes Early Call Date, the 2027 Notes are redeemable in whole or in part, at the option of the Partnership, at a Redemption Price equal to 100% of the principal amount of the 2027 Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

SECTION 4.5 Optional Redemption Generally.

The actual Redemption Price, determined as provided in Sections 4.1, 4.2, 4.3 and 4.4 shall be calculated and certified to the Trustee and the Partnership by the Independent Investment Banker.

ARTICLE V

ADDITIONAL COVENANTS

In addition to the covenants set forth in the Base Indenture, the Notes shall be entitled to the benefit of the following covenants:

SECTION 5.1 Limitations on Liens.

The Partnership shall not, nor shall it permit any of its Subsidiaries to, create, assume, incur or suffer to exist any mortgage, lien, security interest, pledge, charge or other encumbrance (“liens”) upon any Principal Property or upon any capital stock of any Restricted Subsidiary, whether owned on the date hereof or thereafter acquired, to secure any Indebtedness of the Partnership or any other Person (other than the Notes), without in any such case making effective provisions whereby all of the outstanding Notes are secured equally and ratably with, or prior to, such Indebtedness so long as such Indebtedness is so secured.

Notwithstanding the foregoing, the Partnership may, and may permit any of its Subsidiaries to, create, assume, incur, or suffer to exist without securing the Notes (a) any Permitted Lien, (b) any lien upon any Principal Property or capital stock of a Restricted Subsidiary to secure Indebtedness of the Partnership or any other Person, provided that the aggregate principal amount of all Indebtedness then outstanding secured by such lien and all similar liens under this clause (b), together with all Attributable Indebtedness from Sale-Leaseback Transactions (excluding Sale-Leaseback Transactions permitted by clauses (1) through (4), inclusive, of Section 5.2(a) hereof), does not exceed 10% of Consolidated Net Tangible Assets or (c) any lien upon (i) any Principal Property that was not owned by the Partnership or any of its Subsidiaries on the date hereof or (ii) the capital stock of any Restricted Subsidiary that owns no Principal Property that was owned by the Partnership or any of its Subsidiaries on the date hereof, in each case owned by a Subsidiary of the Partnership (an “Excluded Subsidiary”) that (A) is not, and is not required to be, a Subsidiary Guarantor and (B) has not granted any liens on any of its property securing Indebtedness with recourse to the Partnership or any Subsidiary of the Partnership other than such Excluded Subsidiary or any other Excluded Subsidiary.

SECTION 5.2 Restriction on Sale-Leasebacks.

(a)    The Partnership shall not, and shall not permit any Subsidiary to, engage in the sale or transfer by the Partnership or any of its Subsidiaries of any Principal Property to a Person (other than the Partnership or a Subsidiary) and the taking back by the Partnership or its Subsidiary, as the case may be, of a lease of such Principal Property (a “Sale-Leaseback Transaction”), unless:

(1)     such Sale-Leaseback Transaction occurs within one year from the date of completion of the acquisition of the Principal Property subject thereto or the date of the completion of construction, development or substantial repair or improvement, or commencement of full operations on such Principal Property, whichever is later;

(2)     the Sale-Leaseback Transaction involves a lease for a period, including renewals, of not more than three years;

(3)     the Partnership or such Subsidiary would be entitled to incur Indebtedness secured by a lien on the Principal Property subject thereto in a principal amount equal to or exceeding the Attributable Indebtedness from such Sale-Leaseback Transaction without equally and ratably securing the Notes; or

(4)     the Partnership or such Subsidiary, within a one-year period after such Sale-Leaseback Transaction, applies or causes to be applied an amount not less than the Attributable Indebtedness from such Sale-Leaseback Transaction to (a) the prepayment, repayment, redemption, reduction or retirement of any Indebtedness of the Partnership or any of its Subsidiaries that is not subordinated to the Notes or any Guarantee, or (b) the expenditure or expenditures for Principal Property used or to be used in the ordinary course of business of Partnership or its Subsidiaries.

(b)    Notwithstanding Section 5.2(a) hereof, the Partnership may, and may permit any Subsidiary to, effect any Sale-Leaseback Transaction that is not excepted by clauses (1) through (4), inclusive, of Section 5.2(a) hereof provided that the Attributable Indebtedness from such Sale-Leaseback Transaction, together with the aggregate principal amount of outstanding Indebtedness (other than the Notes) secured by liens other than Permitted Liens upon Principal Properties, does not exceed 10% of Consolidated Net Tangible Assets.

ARTICLE VI

EVENTS OF DEFAULT

SECTION 6.1 Additional Event of Default.

In addition to the Events of Default specified in Section 6.01 of the Base Indenture, the following shall be an Event of Default with respect to each series of the Notes: any Indebtedness of the Partnership or any Subsidiary Guarantor is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $25,000,000.

ARTICLE VII

AMENDMENTS

SECTION 7.1 Amendments without Consent of Holders.

Clause (12) of Section 9.01 of the Base Indenture is hereby amended so as to be renumbered as new clause (13), the “or” at the end of Clause (11) of Section 9.01 of the Base Indenture is hereby deleted, and new clause (12) is hereby added sequentially as follows:

“(12)    conform the text of the Indenture to any provision set forth under the section entitled “Description of the New ETO Notes” in the Prospectus dated March 20, 2019 to the extent that such text of the Indenture was intended to reflect such provision as set forth under the section entitled “Description of the New ETO Notes” in the Prospectus Supplement dated March 20, 2019; or”

SECTION 7.2 Notice of Redemption.

The first paragraph of Section 3.04 of the Base Indenture shall be amended and restated in its entirety to read as follows:

“Notice of redemption shall be given by first-class mail, postage prepaid, mailed (or when the Debt Securities are in the form of Global Securities, sent pursuant to the applicable procedures of the Depositary) not less than 15 nor more than 60 days prior to the Redemption Date, to each Holder of Debt Securities to be redeemed, at the address of such Holder appearing in the register of Debt Securities maintained by the Registrar, except that redemption notices may be sent more than 60 days prior to a Redemption Date if the notice is issued in connection with a defeasance of a series of Debt Securities or a satisfaction or discharge of the Indenture with respect to a series of Debt Securities.”

ARTICLE VIII

MISCELLANEOUS PROVISIONS

SECTION 8.1 Ratification of Base Indenture.

The Base Indenture, as supplemented by this Third Supplemental Indenture, is in all respects ratified and confirmed, and this Third Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

SECTION 8.2 Trustee Not Responsible for Recitals.

The recitals contained herein and in the Notes, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Partnership and the Guarantor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture or of the Notes.

SECTION 8.3 Table of Contents, Headings, etc.

The table of contents and headings of the Articles and Sections of this Third Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 8.4 Counterpart Originals.

The parties may sign any number of copies of this Third Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 8.5 Governing Law.

THIS THIRD SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the day and year first above written.

ISSUER:

ENERGY TRANSFER OPERATING, L.P.

By:	Energy Transfer Partners GP, L.P.,
its general partner

By:	Energy Transfer Partners, L.L.C.,
its general partner

By:	/s/ Thomas E. Long
Name:	Thomas E. Long
Title:	Chief Financial Officer

GUARANTOR:

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

By:	Sunoco Logistics Partners GP LLC,
its general partner

By:	/s/ Thomas E. Long
Name:	Thomas E. Long
Title:	Chief Financial Officer

TRUSTEE:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Alejandro Hoyos
Name:	Alejandro Hoyos
Title:	Vice President

Signature Page of Third Supplemental Indenture

Exhibit A-1

FORM OF NOTE

[FACE OF SECURITY]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE PARTNERSHIP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

No.	$

CUSIP: 29278N AK9

ISIN: US29278NAK90

ENERGY TRANSFER OPERATING, L.P.

7.500% SENIOR NOTES DUE 2020

ENERGY TRANSFER OPERATING, L.P., a Delaware limited partnership (the “Partnership,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to                      or its registered assigns, the principal sum of                      U.S. dollars ($        ), [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on October 15, 2020 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 7.500% payable on April 15 and October 15 of each year, to the person in whose name the Security is registered at the close of business on the record date for such interest, which shall be the preceding April 1 or October 1 (each, a “Regular Record Date”), respectively, payable commencing on April 15, 2019.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

*	To be included in a Book-Entry Note.

A-1-1

The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Security is issued in respect of a series of Debt Securities of an initial aggregate principal amount of $1,128,540,000 designated as the 7.500% Senior Notes due 2020 of the Partnership and is governed by the Indenture dated as of June 8, 2018 (the “Base Indenture”), duly executed and delivered by the Partnership, as issuer, Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (the “Guarantor”), as guarantor, and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture dated as of March 25, 2019 (the “Third Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), duly executed by the Partnership, the Guarantor and the Trustee. The terms of the Indenture are incorporated herein by reference. This Security shall in all respects be entitled to the same benefits as definitive Debt Securities under the Indenture.

If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the “TIA”), such required provision shall control.

This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

A-1-2

IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed by the general partner of the General Partner.

Dated:

ENERGY TRANSFER OPERATING, L.P.

By:	Energy Transfer Partners GP, L.P.,
its General Partner

By:	Energy Transfer Partners, L.L.C.,
its General Partner

By:
Name:	Kelcy L. Warren
Title:	Chief Executive Officer

By:
Name:	Thomas E. Long
Title:	Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

A-1-3

[REVERSE OF SECURITY]

ENERGY TRANSFER OPERATING, L.P.

7.500% SENIOR NOTES DUE 2020

This Security is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Partnership (the “Debt Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Partnership, the Guarantor and the Holders of the Debt Securities. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Security is one of a series designated as the 7.500% Senior Notes due 2020 of the Partnership, in an initial aggregate principal amount of $1,128,540,000 (the “Securities”).

1.	Interest.

The Partnership promises to pay interest on the principal amount of this Security at the rate of 7.500% per annum.

The Partnership will pay interest semi-annually on April 15 and October 15 of each year (each such date, an “Interest Payment Date”), commencing April 15, 2019. Interest on the Securities will accrue from the most recent date to which interest has been paid, or, if no interest has been paid on the Securities, from October 15, 2018. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Partnership shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2.	Method of Payment.

The Partnership shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Partnership shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Partnership maintained for such purpose

A-1-4

within The City of New York, which initially will be at the corporate trust office of the Trustee located at 100 Wall Street, Suite 1600, New York, New York 10005, Mail Station: EX-NY-WALL, or, at the option of the Partnership, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the register of Holders maintained by the Registrar or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the Paying Agent. The Holder must surrender this Security to a Paying Agent to collect payment of principal.

3.	Paying Agent and Registrar.

Initially, U.S. Bank National Association will act as Paying Agent and Registrar. The Partnership may change any Paying Agent or Registrar at any time upon notice to the Trustee and the Holders. The Partnership may act as Paying Agent.

4.	Indenture.

This Security is one of a duly authorized issue of Debt Securities of the Partnership issued and to be issued in one or more series under the Indenture.

Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Base Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Base Indenture, and those terms stated in the Third Supplemental Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Base Indenture, the Third Supplemental Indenture and the TIA for a statement of them. The Securities of this series are general unsecured obligations of the Partnership limited to an initial aggregate principal amount of $1,128,540,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the Third Supplemental Indenture.

5.	Redemption.

Optional Redemption. The Securities are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a Redemption Price equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the interest rate in effect on the date of calculation of the Redemption Price) on the Securities to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points; plus, in either case of clause (i) or clause (ii), accrued and unpaid interest thereon to, but excluding, the Redemption Date.

The actual Redemption Price, calculated as provided above, shall be calculated and certified to the Trustee and the Partnership by the Independent Investment Banker.

Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

A-1-5

6.	Denominations; Transfer; Exchange.

The Securities are to be issued in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.	Person Deemed Owners.

The registered Holder of a Security may be treated as the owner of it for all purposes.

8.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the then outstanding notes of the affected series. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, regardless of whether any notation thereof is made upon this Security or such other Securities.

9.	Defaults and Remedies.

Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and if all existing Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.

A-1-6

10.	Trustee Dealings with Partnership.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Partnership or its Affiliates, and may otherwise deal with the Partnership or its Affiliates as if it were not the Trustee.

11.	Authentication.

This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

12.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

13.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

14.	Absolute Obligation.

No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

15.	No Recourse.

No director, officer, employee, limited partner or member, as such, of the Partnership, the General Partner or Energy Transfer Partners, L.L.C. shall have any personal liability in respect of the obligations of the Partnership or the Guarantor under the Securities or the Indenture by reason of his, her or its status. Each Holder, by accepting the Securities, waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

16.	Governing Law.

This Security shall be construed in accordance with and governed by the laws of the State of New York.

A-1-7

17.	Guarantee.

The Securities are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Guarantor as set forth in Article X of the Base Indenture, as noted in the Notation of Guarantee affixed to this Security, and under certain circumstances set forth in the Third Supplemental Indenture one or more Subsidiaries of the Partnership may be required to join in such Guarantee.

18.	Reliance.

The Holder, by accepting this Security, acknowledges and affirms that (i) it has purchased the Security in reliance upon the separateness of the Guarantor, the general partner of the Guarantor, the General Partner and the general partner of the General Partner from each other and from any other Persons, and (ii) the Guarantor, the general partner of the Guarantor, the General Partner and the general partner of the General Partner have assets and liabilities that are separate from those of each other and of any other Persons.

A-1-8

NOTATION OF GUARANTEE

The Subsidiary Guarantor (which term includes any successor Person under the Indenture) has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Debt Securities and all other amounts due and payable under the Indenture and the Debt Securities by the Partnership.

The obligations of the Subsidiary Guarantor to the Holders of Debt Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article X of the Base Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

By:	Sunoco Logistics Partners GP LLC,
its general partner

By:
Name:	Thomas E. Long
Title:	Chief Financial Officer

A-1-9

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -
(Cust.)
TEN ENT - as tenants by entireties	Custodian for: (Minor)
JT TEN - as joint tenants with right of survivorship and not as tenants in common	Under Uniform Gifts to Minors Act of (State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Partnership, with full power of substitution in the premises.

Dated	Registered Holder

A-1-10

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY*

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Depositary

*	To be included in a Book-Entry Note.

A-1-11

Exhibit A-2

FORM OF NOTE

[FACE OF SECURITY]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE PARTNERSHIP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

No.	$

CUSIP: 29278N AL7

ISIN: US29278NAL73

ENERGY TRANSFER OPERATING, L.P.

4.250% SENIOR NOTES DUE 2023

ENERGY TRANSFER OPERATING, L.P., a Delaware limited partnership (the “Partnership,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to                      or its registered assigns, the principal sum of                      U.S. dollars ($        ), [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on March 15, 2023 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 4.250% payable on March 15 and September 15 of each year, to the person in whose name the Security is registered at the close of business on the record date for such interest, which shall be the preceding March 1 or September 1 (each, a “Regular Record Date”), respectively, payable commencing on September 15, 2019.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

*	To be included in a Book-Entry Note.

A-2-1

The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Security is issued in respect of a series of Debt Securities of an initial aggregate principal amount of $993,153,000 designated as the 4.250% Senior Notes due 2023 of the Partnership and is governed by the Indenture dated as of June 8, 2018 (the “Base Indenture”), duly executed and delivered by the Partnership, as issuer, Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (the “Guarantor”), as guarantor, and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture dated as of March 25, 2019 (the “Third Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), duly executed by the Partnership, the Guarantor and the Trustee. The terms of the Indenture are incorporated herein by reference. This Security shall in all respects be entitled to the same benefits as definitive Debt Securities under the Indenture.

If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the “TIA”), such required provision shall control.

This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

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IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed by the general partner of the General Partner.

Dated:

ENERGY TRANSFER OPERATING, L.P.

By:	Energy Transfer Partners GP, L.P.,
its General Partner

By:	Energy Transfer Partners, L.L.C.,
its General Partner

By:
Name:	Kelcy L. Warren
Title:	Chief Executive Officer

By:
Name:	Thomas E. Long
Title:	Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

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[REVERSE OF SECURITY]

ENERGY TRANSFER OPERATING, L.P.

4.250% SENIOR NOTES DUE 2023

This Security is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Partnership (the “Debt Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Partnership, the Guarantor and the Holders of the Debt Securities. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Security is one of a series designated as the 4.250% Senior Notes due 2023 of the Partnership, in an initial aggregate principal amount of $993,153,000 (the “Securities”).

1.	Interest.

The Partnership promises to pay interest on the principal amount of this Security at the rate of 4.250% per annum.

The Partnership will pay interest semi-annually on March 15 and September 15 of each year (each such date, an “Interest Payment Date”), commencing September 15, 2019. Interest on the Securities will accrue from the most recent date to which interest has been paid, or, if no interest has been paid on the Securities, from March 15, 2019. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Partnership shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2.	Method of Payment.

The Partnership shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Partnership shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Partnership maintained for such purpose

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within The City of New York, which initially will be at the corporate trust office of the Trustee located at 100 Wall Street, Suite 1600, New York, New York 10005, Mail Station: EX-NY-WALL, or, at the option of the Partnership, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the register of Holders maintained by the Registrar or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the Paying Agent. The Holder must surrender this Security to a Paying Agent to collect payment of principal.

3.	Paying Agent and Registrar.

Initially, U.S. Bank National Association will act as Paying Agent and Registrar. The Partnership may change any Paying Agent or Registrar at any time upon notice to the Trustee and the Holders. The Partnership may act as Paying Agent.

4.	Indenture.

This Security is one of a duly authorized issue of Debt Securities of the Partnership issued and to be issued in one or more series under the Indenture.

Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Base Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Base Indenture, and those terms stated in the Third Supplemental Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Base Indenture, the Third Supplemental Indenture and the TIA for a statement of them. The Securities of this series are general unsecured obligations of the Partnership limited to an initial aggregate principal amount of $993,153,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the Third Supplemental Indenture.

5.	Redemption.

Optional Redemption. Prior to the 2023 Notes Early Call Date, the Securities are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a Redemption Price equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the interest rate in effect on the date of calculation of the Redemption Price) on the Securities to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points; plus, in either case of clause (i) or clause (ii), accrued and unpaid interest thereon to, but excluding, the Redemption Date.

At any time on or after the 2023 Notes Early Call Date, the Securities are redeemable in whole or in part, at the option of the Partnership, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest thereon, to, but excluding, the Redemption Date.

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The actual Redemption Price, calculated as provided above, shall be calculated and certified to the Trustee and the Partnership by the Independent Investment Banker.

Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

6.	Denominations; Transfer; Exchange.

The Securities are to be issued in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.	Person Deemed Owners.

The registered Holder of a Security may be treated as the owner of it for all purposes.

8.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the then outstanding notes of the affected series. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, regardless of whether any notation thereof is made upon this Security or such other Securities.

9.	Defaults and Remedies.

Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and if all existing Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any

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subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.

10.	Trustee Dealings with Partnership.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Partnership or its Affiliates, and may otherwise deal with the Partnership or its Affiliates as if it were not the Trustee.

11.	Authentication.

This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

12.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

13.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

14.	Absolute Obligation.

No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

15.	No Recourse.

No director, officer, employee, limited partner or member, as such, of the Partnership, the General Partner or Energy Transfer Partners, L.L.C. shall have any personal liability in respect of the obligations of the Partnership or the Guarantor under the Securities or the Indenture by reason of his, her or its status. Each Holder, by accepting the Securities, waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

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16.	Governing Law.

This Security shall be construed in accordance with and governed by the laws of the State of New York.

17.	Guarantee.

The Securities are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Guarantor as set forth in Article X of the Base Indenture, as noted in the Notation of Guarantee affixed to this Security, and under certain circumstances set forth in the Third Supplemental Indenture one or more Subsidiaries of the Partnership may be required to join in such Guarantee.

18.	Reliance.

The Holder, by accepting this Security, acknowledges and affirms that (i) it has purchased the Security in reliance upon the separateness of the Guarantor, the general partner of the Guarantor, the General Partner and the general partner of the General Partner from each other and from any other Persons, and (ii) the Guarantor, the general partner of the Guarantor, the General Partner and the general partner of the General Partner have assets and liabilities that are separate from those of each other and of any other Persons.

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NOTATION OF GUARANTEE

The Subsidiary Guarantor (which term includes any successor Person under the Indenture) has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Debt Securities and all other amounts due and payable under the Indenture and the Debt Securities by the Partnership.

The obligations of the Subsidiary Guarantor to the Holders of Debt Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article X of the Base Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

By:	Sunoco Logistics Partners GP LLC,
its general partner

By:
Name:	Thomas E. Long
Title:	Chief Financial Officer

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -
(Cust.)
TEN ENT - as tenants by entireties	Custodian for:
(Minor)
JT TEN - as joint tenants with right of survivorship and not as tenants in common	Under Uniform Gifts to Minors Act of (State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Partnership, with full power of substitution in the premises.

Dated	Registered Holder

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SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY*

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Depositary

*	To be included in a Book-Entry Note.

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Exhibit A-3

FORM OF NOTE

[FACE OF SECURITY]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE PARTNERSHIP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

No.	$

CUSIP: 29278N AM5

ISIN: US29278NAM56

ENERGY TRANSFER OPERATING, L.P.

5.875% SENIOR NOTES DUE 2024

ENERGY TRANSFER OPERATING, L.P., a Delaware limited partnership (the “Partnership,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to                      or its registered assigns, the principal sum of                      U.S. dollars ($        ), [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on January 15, 2024 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 5.875% payable on January 15 and July 15 of each year, to the person in whose name the Security is registered at the close of business on the record date for such interest, which shall be the preceding January 1 or July 1 (each, a “Regular Record Date”), respectively, payable commencing on July 15, 2019.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

*	To be included in a Book-Entry Note.

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The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Security is issued in respect of a series of Debt Securities of an initial aggregate principal amount of $1,127,484,000 designated as the 5.875% Senior Notes due 2024 of the Partnership and is governed by the Indenture dated as of June 8, 2018 (the “Base Indenture”), duly executed and delivered by the Partnership, as issuer, Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (the “Guarantor”), as guarantor, and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture dated as of March 25, 2019 (the “Third Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), duly executed by the Partnership, the Guarantor and the Trustee. The terms of the Indenture are incorporated herein by reference. This Security shall in all respects be entitled to the same benefits as definitive Debt Securities under the Indenture.

If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the “TIA”), such required provision shall control.

This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

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IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed by the general partner of the General Partner.

Dated:

ENERGY TRANSFER OPERATING, L.P.

By:	Energy Transfer Partners GP, L.P.,
its General Partner

By:	Energy Transfer Partners, L.L.C.,
its General Partner

By:
Name:	Kelcy L. Warren
Title:	Chief Executive Officer

By:
Name:	Thomas E. Long
Title:	Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

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[REVERSE OF SECURITY]

ENERGY TRANSFER OPERATING, L.P.

5.875% SENIOR NOTES DUE 2024

This Security is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Partnership (the “Debt Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Partnership, the Guarantor and the Holders of the Debt Securities. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Security is one of a series designated as the 5.875% Senior Notes due 2024 of the Partnership, in an initial aggregate principal amount of $1,127,484,000 (the “Securities”).

1.	Interest.

The Partnership promises to pay interest on the principal amount of this Security at the rate of 5.875% per annum.

The Partnership will pay interest semi-annually on January 15 and July 15 of each year (each such date, an “Interest Payment Date”), commencing July 15, 2019. Interest on the Securities will accrue from the most recent date to which interest has been paid, or, if no interest has been paid on the Securities, from January 15, 2019. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Partnership shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2.	Method of Payment.

The Partnership shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Partnership shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Partnership maintained for such purpose

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within The City of New York, which initially will be at the corporate trust office of the Trustee located at 100 Wall Street, Suite 1600, New York, New York 10005, Mail Station: EX-NY-WALL, or, at the option of the Partnership, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the register of Holders maintained by the Registrar or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the Paying Agent. The Holder must surrender this Security to a Paying Agent to collect payment of principal.

3.	Paying Agent and Registrar.

Initially, U.S. Bank National Association will act as Paying Agent and Registrar. The Partnership may change any Paying Agent or Registrar at any time upon notice to the Trustee and the Holders. The Partnership may act as Paying Agent.

4.	Indenture.

This Security is one of a duly authorized issue of Debt Securities of the Partnership issued and to be issued in one or more series under the Indenture.

Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Base Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Base Indenture, and those terms stated in the Third Supplemental Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Base Indenture, the Third Supplemental Indenture and the TIA for a statement of them. The Securities of this series are general unsecured obligations of the Partnership limited to an initial aggregate principal amount of $1,127,484,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the Third Supplemental Indenture.

5.	Redemption.

Optional Redemption. Prior to the 2024 Notes Early Call Date, the Securities are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a Redemption Price equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the interest rate in effect on the date of calculation of the Redemption Price) on the Securities to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points; plus, in either case of clause (i) or clause (ii), accrued and unpaid interest thereon to, but excluding, the Redemption Date.

At any time on or after the 2024 Notes Early Call Date, the Securities are redeemable in whole or in part, at the option of the Partnership, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

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The actual Redemption Price, calculated as provided above, shall be calculated and certified to the Trustee and the Partnership by the Independent Investment Banker.

Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

6.	Denominations; Transfer; Exchange.

The Securities are to be issued in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.	Person Deemed Owners.

The registered Holder of a Security may be treated as the owner of it for all purposes.

8.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the then outstanding notes of the affected series. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, regardless of whether any notation thereof is made upon this Security or such other Securities.

9.	Defaults and Remedies.

Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and if all existing Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any

A-3-6

subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.

10.	Trustee Dealings with Partnership.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Partnership or its Affiliates, and may otherwise deal with the Partnership or its Affiliates as if it were not the Trustee.

11.	Authentication.

This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

12.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

13.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

14.	Absolute Obligation.

No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

15.	No Recourse.

No director, officer, employee, limited partner or member, as such, of the Partnership, the General Partner or Energy Transfer Partners, L.L.C. shall have any personal liability in respect of the obligations of the Partnership or the Guarantor under the Securities or the Indenture by reason of his, her or its status. Each Holder, by accepting the Securities, waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

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16.	Governing Law.

This Security shall be construed in accordance with and governed by the laws of the State of New York.

17.	Guarantee.

The Securities are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Guarantor as set forth in Article X of the Base Indenture, as noted in the Notation of Guarantee affixed to this Security, and under certain circumstances set forth in the Third Supplemental Indenture one or more Subsidiaries of the Partnership may be required to join in such Guarantee.

18.	Reliance.

The Holder, by accepting this Security, acknowledges and affirms that (i) it has purchased the Security in reliance upon the separateness of the Guarantor, the general partner of the Guarantor, the General Partner and the general partner of the General Partner from each other and from any other Persons, and (ii) the Guarantor, the general partner of the Guarantor, the General Partner and the general partner of the General Partner have assets and liabilities that are separate from those of each other and of any other Persons.

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NOTATION OF GUARANTEE

The Subsidiary Guarantor (which term includes any successor Person under the Indenture) has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Debt Securities and all other amounts due and payable under the Indenture and the Debt Securities by the Partnership.

The obligations of the Subsidiary Guarantor to the Holders of Debt Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article X of the Base Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

By:	Sunoco Logistics Partners GP LLC,
its general partner

By:
Name:	Thomas E. Long
Title:	Chief Financial Officer

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -
(Cust.)
TEN ENT - as tenants by entireties	Custodian for:
(Minor)
JT TEN - as joint tenants with right of survivorship and not as tenants in common	Under Uniform Gifts to Minors Act of

(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Partnership, with full power of substitution in the premises.

Dated	Registered Holder

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SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY*

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Depositary

*	To be included in a Book-Entry Note.

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Exhibit A-4

FORM OF NOTE

[FACE OF SECURITY]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE PARTNERSHIP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*

No.	$
CUSIP: 29278N AN3 ISIN: US29278NAN30

ENERGY TRANSFER OPERATING, L.P.

5.500% SENIOR NOTES DUE 2027

ENERGY TRANSFER OPERATING, L.P., a Delaware limited partnership (the “Partnership,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to                      or its registered assigns, the principal sum of                      U.S. dollars ($        ), [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on June 1, 2027 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 5.500% payable on June 1 and December 1 of each year, to the person in whose name the Security is registered at the close of business on the record date for such interest, which shall be the preceding May 15 or November 15 (each, a “Regular Record Date”), respectively, payable commencing on June 1, 2019.

Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

*	To be included in a Book-Entry Note.

A-4-1

The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Security is issued in respect of a series of Debt Securities of an initial aggregate principal amount of $955,955,000 designated as the 5.500% Senior Notes due 2027 of the Partnership and is governed by the Indenture dated as of June 8, 2018 (the “Base Indenture”), duly executed and delivered by the Partnership, as issuer, Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (the “Guarantor”), as guarantor, and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture dated as of March 25, 2019 (the “Third Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), duly executed by the Partnership, the Guarantor and the Trustee. The terms of the Indenture are incorporated herein by reference. This Security shall in all respects be entitled to the same benefits as definitive Debt Securities under the Indenture.

If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the “TIA”), such required provision shall control.

This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

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IN WITNESS WHEREOF, the Partnership has caused this instrument to be duly executed by the general partner of the General Partner.

Dated:

ENERGY TRANSFER OPERATING, L.P.

By:	Energy Transfer Partners GP, L.P.,
its General Partner

By:	Energy Transfer Partners, L.L.C.,
its General Partner

By:
Name:	Kelcy L. Warren
Title:	Chief Executive Officer

By:
Name:	Thomas E. Long
Title:	Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

A-4-3

[REVERSE OF SECURITY]

ENERGY TRANSFER OPERATING, L.P.

5.500% SENIOR NOTES DUE 2027

This Security is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Partnership (the “Debt Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Partnership, the Guarantor and the Holders of the Debt Securities. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Security is one of a series designated as the 5.500% Senior Notes due 2027 of the Partnership, in an initial aggregate principal amount of $955,955,000 (the “Securities”).

1.	Interest.

The Partnership promises to pay interest on the principal amount of this Security at the rate of 5.500% per annum.

The Partnership will pay interest semi-annually on June 1 and December 1 of each year (each such date, an “Interest Payment Date”), commencing June 1, 2019. Interest on the Securities will accrue from the most recent date to which interest has been paid, or, if no interest has been paid on the Securities, from December 1, 2018. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Partnership shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2.	Method of Payment.

The Partnership shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Partnership shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Partnership maintained for such purpose

A-4-4

within The City of New York, which initially will be at the corporate trust office of the Trustee located at 100 Wall Street, Suite 1600, New York, New York 10005, Mail Station: EX-NY-WALL, or, at the option of the Partnership, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the register of Holders maintained by the Registrar or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the Paying Agent. The Holder must surrender this Security to a Paying Agent to collect payment of principal.

3.	Paying Agent and Registrar.

Initially, U.S. Bank National Association will act as Paying Agent and Registrar. The Partnership may change any Paying Agent or Registrar at any time upon notice to the Trustee and the Holders. The Partnership may act as Paying Agent.

4.	Indenture.

This Security is one of a duly authorized issue of Debt Securities of the Partnership issued and to be issued in one or more series under the Indenture.

Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Base Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Base Indenture, and those terms stated in the Third Supplemental Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Base Indenture, the Third Supplemental Indenture and the TIA for a statement of them. The Securities of this series are general unsecured obligations of the Partnership limited to an initial aggregate principal amount of $955,955,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the Third Supplemental Indenture.

5.	Redemption.

Optional Redemption. Prior to the 2027 Notes Early Call Date, the Securities are redeemable, at the option of the Partnership, at any time in whole, or from time to time in part, at a Redemption Price equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the interest rate in effect on the date of calculation of the Redemption Price) on the Securities to be redeemed that would be due after the related Redemption Date but for such redemption (exclusive of interest accrued to, but excluding, the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 50 basis points; plus, in either case of clause (i) or clause (ii), accrued and unpaid interest thereon to, but excluding, the Redemption Date.

At any time on or after the 2027 Notes Early Call Date, the Securities are redeemable in whole or in part, at the option of the Partnership, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

A-4-5

The actual Redemption Price, calculated as provided above, shall be calculated and certified to the Trustee and the Partnership by the Independent Investment Banker.

Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

6.	Denominations; Transfer; Exchange.

The Securities are to be issued in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

7.	Person Deemed Owners.

The registered Holder of a Security may be treated as the owner of it for all purposes.

8.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the then outstanding notes of the affected series. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, regardless of whether any notation thereof is made upon this Security or such other Securities.

9.	Defaults and Remedies.

Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and if all existing Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any

A-4-6

subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power.

10.	Trustee Dealings with Partnership.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Partnership or its Affiliates, and may otherwise deal with the Partnership or its Affiliates as if it were not the Trustee.

11.	Authentication.

This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

12.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

13.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

14.	Absolute Obligation.

No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

15.	No Recourse.

No director, officer, employee, limited partner or member, as such, of the Partnership, the General Partner or Energy Transfer Partners, L.L.C. shall have any personal liability in respect of the obligations of the Partnership or the Guarantor under the Securities or the Indenture by reason of his, her or its status. Each Holder, by accepting the Securities, waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

A-4-7

16.	Governing Law.

This Security shall be construed in accordance with and governed by the laws of the State of New York.

17.	Guarantee.

The Securities are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Guarantor as set forth in Article X of the Base Indenture, as noted in the Notation of Guarantee affixed to this Security, and under certain circumstances set forth in the Third Supplemental Indenture one or more Subsidiaries of the Partnership may be required to join in such Guarantee.

18.	Reliance.

The Holder, by accepting this Security, acknowledges and affirms that (i) it has purchased the Security in reliance upon the separateness of the Guarantor, the general partner of the Guarantor, the General Partner and the general partner of the General Partner from each other and from any other Persons, and (ii) the Guarantor, the general partner of the Guarantor, the General Partner and the general partner of the General Partner have assets and liabilities that are separate from those of each other and of any other Persons.

A-4-8

NOTATION OF GUARANTEE

The Subsidiary Guarantor (which term includes any successor Person under the Indenture) has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Debt Securities and all other amounts due and payable under the Indenture and the Debt Securities by the Partnership.

The obligations of the Subsidiary Guarantor to the Holders of Debt Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article X of the Base Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

By:	Sunoco Logistics Partners GP LLC,
its general partner

By:
Name:	Thomas E. Long
Title:	Chief Financial Officer

A-4-9

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - (Cust.)

TEN ENT - as tenants by entireties	Custodian for: (Minor)

JT TEN - as joint tenants with right of survivorship and not as tenants in common	Under Uniform Gifts to Minors Act of (State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee:

the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Partnership, with full power of substitution in the premises.

Dated	Registered Holder

A-4-10

SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL SECURITY*

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security Following Such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Depositary

*	To be included in a Book-Entry Note.

A-4-11